SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 7, 2009

VALLEY NATIONAL BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1455 Valley Road, Wayne, New Jersey	07470
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 305-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 7, 2009, Valley National Bancorp (the “Company”) entered into a placement agency agreement with Stifel, Nicolaus & Company, Incorporated and Sandler O’Neill & Partners, L.P., as placement agents (the “Placement Agency Agreement”), relating to the offering, issuance and sale directly to selected institutional investors (the “Purchasers”) of an aggregate of 5,000,000 shares (the “Shares”) of the Company’s common stock, no par value per share (the “Common Stock”), at a price of $13.00 per share (the “Offering”). The Company estimates that the net proceeds from the Offering will be approximately $63.7 million, after deducting all estimated offering expenses and placement agency fees that are payable by the Company. The sale of the Shares to the Purchasers is being made pursuant to purchase agreements, dated December 7, 2009, between the Company and each of the Purchasers (each, a “Purchase Agreement” and collectively, the “Purchase Agreements”). The Offering is expected to close on or about December 10, 2009, subject to satisfaction of customary closing conditions.

The Shares sold in the Offering will be offered pursuant to a prospectus supplement (the “Prospectus Supplement”) filed with the Securities and Exchange Commission (the “Commission”) on December 7, 2009, to the accompanying prospectus filed with the Commission on February 27, 2009, as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-157561).

In connection with the Offering, the Company is filing as exhibits to this Current Report on Form 8-K the following documents:

¡	as Exhibit 1.1, the Placement Agency Agreement;

¡	as Exhibits 5.1 and 23.1, the legal opinion and consent of Day Pitney LLP relating to the shares of Common Stock to be issued and sold in the Offering; and

¡	as Exhibit 10.1, the form of Purchase Agreement.

The foregoing summary of the terms of the Purchase Agreement and the Placement Agency Agreement do not purport to be complete and are subject to and qualified in their entirety by, the form of Purchase Agreement and the Placement Agency Agreement, which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 1.1 respectively and are incorporated herein by reference.

On December 7, 2009, the Company issued a press release announcing the Offering, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Placement Agency Agreement dated as of December 7, 2009, by and between Valley National Bancorp and Stifel, Nicolaus & Company, Incorporated and Sandler O’Neill & Partners, L.P., as placement agents.

5.1	Opinion of Day Pitney LLP regarding the legality of the Common Stock to be issued and sold in the Offering.

10.1	Form of Purchase Agreement between Valley National Bancorp and each Purchaser, dated December 7, 2009.

23.1	Consent of Day Pitney LLP (included in Exhibit 5.1).

99.1	Press Release of Valley National Bancorp dated December 7, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2009	VALLEY NATIONAL BANCORP

	By:	/s/ Alan D. Eskow
Alan D. Eskow Executive Vice President, Chief Financial Officer and Secretary (Principal Financial Officer)

EXHIBIT INDEX

1.1	Placement Agency Agreement dated as of December 7, 2009, by and between Valley National Bancorp and Stifel, Nicolaus & Company, Incorporated and Sandler O’Neill & Partners, L.P., as placement agents.

5.1	Opinion of Day Pitney LLP regarding the legality of the Common Stock to be issued and sold in the Offering.

10.1	Form of Purchase Agreement between Valley National Bancorp and each Purchaser, dated December 7, 2009.

23.1	Consent of Day Pitney LLP (included in Exhibit 5.1).

99.1	Press Release of Valley National Bancorp dated December 7, 2009.